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                                                                    EXHIBIT 10.1


                           PURCHASE AND SALE AGREEMENT

             THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made by and between Purchaser and Seller as of the Effective Date.

             In consideration of the mutual covenants and representations herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                       1.
                                   DEFINITIONS

         1.1 As used herein, the following terms shall have the meanings set forth below in this Section 1.1:

             Additional Earnest Money shall mean Twenty-Five Thousand and 00/100 DOLLARS ($25,000.00).

             Agent shall mean Barton Simpson and Trammell Crow Company, collectively.

             Approval Period shall mean the period commencing on the Effective Date and ending at 5:00 p.m., Dallas, Texas time, on the earlier of (i) the 30th day after all Inspection Materials have been delivered to Purchaser or (ii) the 45th day after the Effective Date.

             Casualty Amount shall mean $500,000.00.

             Closing shall mean the act of settlement of the purchase and sale of the Property in accordance with this Agreement at which, among other matters, title to the Property is conveyed from Seller to Purchaser and the Purchase Price is paid by Purchaser to Seller.

             Closing Date shall mean thirty (30) days after the end of the Approval Period.

             Contracts shall mean all contracts pertaining to the Property, including, but not limited to, management contracts, service contracts, equipment leases and maintenance contracts.

             Earnest Money shall mean the Initial Earnest Money and after deposit of the Additional Earnest Money, the Initial Earnest Money and the Additional Earnest Money, collectively, plus any interest earned thereon.

             Effective Date shall mean the first date the Title Company is in receipt of both this Agreement executed by Purchaser and Seller (whether in counterparts or not) and the Earnest Money.

             Financing Contingency Period shall mean the period commencing on the Effective Date and ending at 5:00 p.m., Dallas, Texas time, on the 15th day after the end of the Approval Period.


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             Improvements shall mean all improvements and related amenities in and on the Land located at 8055 West Avenue, San Antonio, Texas, known as the "Castle Oaks Village."

             Initial Earnest Money shall mean Twenty-Five Thousand and 00/100 DOLLARS ($25,000.00), plus any interest earned thereon.

             Inspection Materials shall mean (i) to the extent in the possession of Seller or its property manager, copies of current evaluation notices from local taxing authorities and building permits and certificates of occupancy related to the Improvements; and (ii) the most current tax statements related to the Improvements, operating statements for 1999 and 2000, copies of the Contracts and Leases and a Rent Roll.

             Land shall mean that certain tract of land located in the City of San Antonio, Bexar County, Texas, being more particularly described on Exhibit A attached hereto and made a part hereof.

             Owner's Policy shall mean the Owner's Policy of Title Insurance in the standard form in use in the State, naming Purchaser as insured, in the amount of the Purchase Price, insuring that Purchaser owns good and indefeasible fee simple title to the Land, Easements and other appurtenances and the Improvements, subject only to the Permitted Encumbrances.

             Property shall have the meaning provided in Section 2.1 of this Agreement.

             Purchase Price shall mean Three Million One Hundred Fifty Thousand and 00/100 DOLLARS ($3,150,000.00).

             Purchaser shall mean JAMES F. COTTER, whose address for notice under this Agreement is as follows:

                                           1800 Plaza
                                           1802 NE Loop 410, Suite 9A
                                           San Antonio, Texas 78217
                                           Tel: 210-822-2001
                                           Fax: 210-829-8415

                                           with a copy to:

                                           Law Office of Richard G. Jenkins
                                           P.O. Box 160218
                                           San Antonio, Texas 78280-2418
                                           Tel: 210-495-4455
                                           Fax: 210-495-9722

             Rent Roll shall mean a rent roll in the form regularly prepared by the property manager of the Property describing all Leases as of the end of the month immediately preceding the date the Rent Roll is delivered to Purchaser.

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             Seller shall mean MURRAY INCOME PROPERTIES I, LTD., a Texas limited partnership, whose address for notice under this Agreement is as follows:

                                           Murray Income Properties
                                           5550 LBJ Freeway, Suite 675
                                           Dallas, Texas 75240
                                           Attention: Mitchell Armstrong
                                           Tel: 972-991-9085
                                           Fax: 972-991-9086

                                           with a copies to:

                                           Murray Income Properties
                                           299 S. 9th Street, Suite 204
                                           Oxford, Mississippi 38655
                                           Attention: Brent Buck
                                           Tel: 662-281-8778
                                           Fax: 662-281-8773

                                           and

                                           Locke Liddell & Sapp LLP
                                           2200 Ross Avenue, Suite 2200
                                           Dallas, Texas 75201
                                           Attention: Robert J. Banta
                                           Tel: 214-740-8509
                                           Fax: 214-740-8800

             State shall mean the State of Texas.

             Survey shall mean a current survey of the Land and Improvements made on the ground by Baker Surveying & Engineering or other registered, professional land surveyor mutually acceptable to Purchaser and Seller. The Survey shall (A) contain a metes and bounds description of the Land; (B) locate and show dimensions of all existing easements (setting forth book and page number) alleys, streets, roads and rights-of-way; (C) show any encroachments on or protrusions from the Land; (D) show all existing Improvements; (E) show any portion of the Land within a flood plain; (F) contain the surveyor's certification addressed to Seller, the Title Company, Purchaser and Purchaser's Lender, in form reasonably acceptable to Purchaser, to the effect that the Land has access to and from a publicly dedicated roadway as shown on the Survey, all utility service to the Land is provided through lines located in public easements abutting the Land, except as shown on the Survey, no part of the Land lies within a 100-year flood plain and except as shown on the Survey, there are no easements, setback lines, encroachments or Improvements and (G) otherwise conform to the requirements of a Category 1A, Condition 1 Survey according to the latest promulgated standards of the Texas Society of Professional Surveyors.


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             Title Commitment shall mean a Commitment for Owner's Policy of
Title Insurance with respect to the Property issued by the Title Company together with legible copies of any restrictive covenants, easements and other items listed as title exceptions in such Commitment.

             Title Company shall mean Service Title Company, whose address for notice under this Agreement is as follows:

                                           2139 N.W. Military Drive, Suite 104
                                           San Antonio, Texas 78213
                                           Attention: Melanie Fey
                                           Tel: 210-344-8820
                                           Fax: 210-349-2586

                                       2.
                                PURCHASE AND SALE

         2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the Seller's assignable and transferable right, title and interest in and to the following described property (herein collectively called the "Property"):

                  (a) Land. The Land.

                  (b) Easements. All easements, if any, benefiting the Land or the Improvements, including, without limitation, the private roadway easement described in agreement recorded in Volume 3080, Page 1708, Real Property Records, Bexar County, Texas.

                  (c) Rights and Appurtenances. All rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

                  (d) Improvements. The Improvements.

                  (e) Leases. All leases, including all amendments (the "Leases") of space in the Improvements, concession leases and all tenant security and other deposits owned or held by landlord pursuant to the Leases and for which landlord has liability to Tenants under the Leases on the Closing Date.

                  (f) Tangible Personal Property. All appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements, the same being described on Exhibit G attached hereto and made a part hereof (the "Tangible Personal Property").

                  (g) Intangible Property. To the extent assignable without the consent of third parties, all intangible property (the "Intangible Property"), if any, owned by Seller and pertaining to the Land, the Improvements, or the Tangible Personal Property including, without limitation, transferable utility contracts, transferable telephone exchange



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         numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans.

         2.2 Independent Consideration. Upon execution of this Agreement, Purchaser has delivered to Seller, and Seller acknowledges receipt of, FIFTY AND NO/100 DOLLARS ($50.00) (the "Independent Consideration"), as consideration for Purchaser's right to purchase the Property and for Seller's execution, delivery and performance of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is non-refundable and shall be retained by Seller notwithstanding any other provision of this Agreement.

                                       3.
                                 PURCHASE PRICE

         3.1 Purchase Price. The Purchase Price shall be paid in cash by Purchaser to Seller at the Closing by wire transfer in accordance with wire transfer instructions to be provided by Seller.

                                       4.
                                  EARNEST MONEY

         4.1 Earnest Money. Purchaser shall deliver the Initial Earnest Money to the Title Company within two (2) business days after the date a fully-executed copy of this Agreement is delivered to the Title Company, by wire transfer in accordance with wire transfer instructions provided by the Title Company. Seller shall have the option of terminating this Agreement if the full amount of Initial Earnest Money is not delivered to the Title Company as prescribed in this Section 4.1. Purchaser agrees to promptly deliver or cause the Title Company to deliver written acknowledgment by the Title Company that the executed copy of this Agreement and the Initial Earnest Money have been received by and are being held by the Title Company pursuant to the terms of this Agreement. Unless Purchaser shall have terminated this Agreement in accordance with Section
5.1.1 or Section 5.1.4 prior to expiration of the Financing Contingency Period, Purchaser shall, prior to the end of the Financing Contingency Period, deliver the Additional Earnest Money to the Title Company in the form of immediately available funds by wire transfer. If the Additional Earnest Money is not delivered to the Title Company within the time provided in this Section 4.1, this Agreement shall automatically terminate at the expiration of the Financing Contingency Period, whereupon the Initial Earnest Money shall be released to Seller, and neither Purchaser nor Seller shall have any further obligations under this Agreement except for such obligations which by their terms expressly survive the termination of this Agreement (the "Surviving Obligations"). The Earnest Money shall be invested by the Title Company in an interest-bearing account as Purchaser and Seller shall direct. If the sale of the Property is consummated under this Agreement, the Earnest Money shall be paid to Seller and applied to the payment of the Purchase Price at Closing. If the sale of the Property is not consummated under this Agreement, the Earnest Money shall be applied as provided in this Agreement. Purchaser agrees to deliver to Seller copies of all Reports (as defined in Section 5.1.1(b) hereof) at the time the notice to terminate this Agreement is given. The obligations to deliver the Reports shall survive the termination of this Agreement. In no event shall any Earnest Money be returned to Purchaser hereunder until all Reports have been delivered to Seller.


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                                       5.
                              CONDITIONS TO CLOSING

         5.1 Seller's Obligations. Seller shall deliver the Inspection Materials to Purchaser, at Seller's expense, within five (5) days after the Effective Date. In addition, from and after the Effective Date, Seller shall make available for inspection and copying by Purchaser and/or its representatives, at Purchaser's expense, at the office of Seller's property manager, during normal office hours and upon reasonable advance notice, the following to the extent any of the same are in Seller's or its property manager's possession: (i) copies of all engineering, environmental, soils and technical reports commissioned by Seller relating to the Land or the Improvements, (ii) copies of all plans, drawings and specifications relating to the Improvements, (iii) copies of all licenses, permits, certificates of occupancy and other governmental entitlements relating to use and occupancy of the Improvements, (iv) copies of operating statements relating to the Improvements for the most recent three-year period,
(v) copies of the most recent ad-valorem tax statements relating to the Property and (vi) copies of files maintained by Seller in the ordinary course of business relating to Tenants.

                  5.1.1 Inspection; Purchaser's Termination Right.

                  (a) From and after the Effective Date through the Closing Date, subject to the limitations hereinafter provided in this Section 5.1.1, Purchaser and its authorized agents and representatives may enter upon the Land and Improvements to conduct such investigations, studies and tests as Purchaser shall deem necessary or desirable. Notwithstanding the foregoing, Purchaser must obtain Seller's written approval of the scope and method of any environmental testing or investigation (other than a Phase I environmental inspection) and any physical or invasive testing or inspection prior to Purchaser's commencement of such inspection or testing. Seller's prior written consent for physical or invasive inspection or testing may be conditioned upon receipt of a detailed description of the proposed physical or invasive inspection or testing, a list of contractors who will be performing the physical or invasive inspection or testing, evidence of insurance satisfactory to Seller and such other information as Seller reasonably requires in connection with such proposed inspection or testing.

                  (b) All information provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of Purchaser's review, including, without limitation, any environmental assessment or audit (collectively, the "Reports") shall be treated as confidential information by Purchaser, and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information.

                  (c) In conducting any inspections, investigations or tests of the Property, Purchaser and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb any Tenant or unreasonably interfere with any Tenant's use of the Property pursuant to its respective Lease, (iii) not damage any part of the Property or any personal property owned or held by any Tenant or third party, (iv) not injure or otherwise cause bodily harm to Seller, the property manager or their respective guests, agents, invitees, contractors and employees or any Tenant or its guests or invitees, (v) maintain comprehensive general liability insurance in terms and amounts reasonably acceptable to Seller covering any accident arising in connection with the presence of Purchaser, its agents and representatives on the



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         Property, and deliver a certificate of insurance verifying such coverage to Seller prior to entry upon the Property; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Property or any part thereof by reason of the exercise of Purchaser's rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; (ix) not reveal or disclose any information obtained concerning the Property to anyone outside Purchaser's organization, including, without limitation, Purchaser's outside counsel; (x) permit Seller and its agents and representatives to be present during any such inspection, investigation or test; (xi) not contact any leasing agent or property manager of the Property without Seller's prior written consent, which consent shall not be unreasonably withheld or delayed; and (xii) not contact any Tenant or make any inquiry of any Tenant which in any way relates to the Property or Seller without Seller's prior written consent, which consent shall not be unreasonably withheld or delayed. Purchaser shall indemnify, defend and hold harmless Seller and its agents, employees, officers, directors, affiliates and asset managers from any liability, claim, damage, cost or expense incurred by any of them arising out of or resulting from inspections, investigations or tests of the Property conducted by Purchaser or its agents or representatives. The foregoing indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

                  (d) Purchaser may terminate this Agreement by written notice to Seller at or before the expiration of the Approval Period; and upon such termination, Purchaser shall be entitled to the return of the Earnest Money (subject to Purchaser's delivery of the Reports to Seller), and neither party shall have any further obligation hereunder except for the Surviving Obligations. If Purchaser does not terminate this Agreement by written notice to Seller prior to the end of the Approval Period, Purchaser shall be deemed to be satisfied with the Property and shall have waived its right of termination under this
         Section 5.1.1 (d).

                  5.1.2 Title Commitment and Survey.

                  (a) Seller shall order the Title Commitment and Survey and cause the same to be delivered to Purchaser as promptly as reasonably practicable, but not later than thirty-five (35) days after the Effective Date. In the event (i) the Survey shows any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Property that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitment other than the standard printed exceptions set forth in the standard form of Commitment for Title Insurance in use in the State, that are unacceptable to Purchaser, Purchaser shall within ten (10) days after receipt of the Survey and the Title Commitment, notify Seller in writing of such facts and the reasons therefor ("Purchaser's Objections"). Upon the expiration of said ten (10) day period, except for Purchaser's Objections if same are timely raised, Purchaser shall be deemed to have accepted the form and substance of the Survey and the Title Commitment. Notwithstanding anything to the contrary contained herein, Seller shall have no obligations to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Objections. Seller may, within five (5) days after receipt of written notice of Purchaser's Objections ("Seller's Cure Period"), deliver to Purchaser written notice ("Seller's Cure Notice") setting forth which of Purchaser's Objections Seller will


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         endeavor to cure prior to the Closing Date and which of Purchaser's
         Objections Seller cannot or does not intend to cure. If Seller has not given Seller's Cure Notice by the end of Seller's Cure Period, Seller shall be deemed to have given notice that it does not intend to cure any of Purchaser's Objections. If by the later of (i) the end of the Approval Period or (ii) the end of Seller's Cure Period, Seller has not cured or undertaken to cure all of Purchaser's Objections to the reasonable satisfaction of Purchaser, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by delivering written notice thereof to Seller not later than the fifth (5th) day after the expiration of the Approval Period or the Seller's Cure Period, whichever is later. If one (1) business day prior to the Closing Date, Seller has not cured to the reasonable satisfaction of Purchaser all of Purchaser's Objections which Seller has in Seller's Cure Notice undertaken to cure, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by written notice to Seller on the Closing Date. In the event of a termination of this Agreement by Purchaser under this Section 5.1.2, the Earnest Money shall be returned to Purchaser, and neither party shall have any further obligations hereunder other than the Surviving Obligations.

                  (b) The term "Permitted Encumbrances" as used herein includes:
         (i) any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception or other matter with respect to the Property that is reflected or addressed on the Survey or in the Title Commitment to which Purchaser fails to timely object pursuant to Section 5.1.2(a) of this Agreement; (ii) subject to Purchaser's termination rights provided in Section 5.1.2(a), (A) any Purchaser's Objection which in Seller's Cure Notice Seller has undertaken to cure that remains uncured, for whatever reason, at the Closing Date; and (B) any other of Purchaser's Objections which by the end of the Seller's Cure Period, Seller has failed to cure or has given, or is deemed to have given, notice that it cannot or does not intend to cure; and (iii) the rights and interests of parties claiming under the Leases.

                  5.1.3 Limitations of Seller's Obligations. Notwithstanding anything contained herein to the contrary, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever to eliminate, modify or cure any objection Purchaser may have pursuant to Section 5.1.1 or Section 5.1.2.

                  5.1.4 Financing Contingency. Purchaser shall apply for and make a good faith effort to obtain financing in an amount not greater than 75% of the Purchase Price on terms satisfactory to Purchaser ("Purchaser's Financing"). Purchaser may terminate this Agreement by written notice to Seller at or before the expiration of the Financing Contingency Period if Purchaser is unable to obtain Purchaser's Financing for the reason that Purchaser's lender is not satisfied with the valuation or condition of the Property, such termination notice to be accompanied by substantiation of the reason for termination. Upon such termination, Purchaser shall cause copies of the Reports to be delivered to Seller, the Initial Earnest Money shall be returned to Purchaser, and neither party shall have any further obligation hereunder except for the Surviving Obligations. Upon timely deposit of the Additional Earnest Money, Purchaser shall be deemed satisfied with Purchaser's Financing and shall have waived its right of termination under this Section 5.1.4.

         5.2 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that (a) if Purchaser is a partnership or corporation, it is duly organized and in good


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standing under the laws of the State of its organization, is qualified to do business in the State and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Purchaser has obtained all necessary partnership and corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound. The Purchaser's representations and warranties set forth in this Section 5.3 shall survive the Closing or termination of this Agreement. Purchaser's representations and warranties contained herein must be true and correct through the Closing Date, the breach of same being a default by Purchaser under this Agreement.

         5.3 Seller's Representations, Warranties and Covenants.

                  (a) Seller represents and warrants to, and covenants with, Purchaser that:

                           (i) Seller has full right, power and authority to
                  execute and deliver this Agreement and to consummate the purchase and sale transactions provided for herein without obtaining any further consents or approvals from, or the taking of any other actions with respect to, any third parties. This Agreement, when executed and delivered by Seller and Purchaser, will constitute the valid and binding agreement of Seller, enforceable against Seller in accordance with its terms.

                           (ii) All bills and other payments due with respect to
                  the ownership, operation and maintenance of the Property for the period of Seller's ownership of the Property shall be paid by Seller in the ordinary course of business.

                           (iii) From the Effective Date until the Closing Date,
                  Seller shall: (A) maintain and operate the Property in substantially the same manner as Seller has heretofore done;
                  (B) continue all Leases and Contracts in full force and effect; and prior to the end of the Approval Period, neither cancel, amend or renew any of the same nor enter into a new Lease or Contract other than in the ordinary course of Seller's business, or from and after the end of the Approval Period, neither cancel, amend or renew any Lease or Contract nor enter into any new Lease or Contract without Purchaser's prior written approval, which approval will not be unreasonably withheld, conditioned or delayed; (C) not commit or permit to be committed any physical waste to the Property; and (D) not remove any item of the Tangible Personal Property from the Land or Improvements unless it is replaced with an item of at least equal value that is properly suited for its intended purpose.

                           (iv) With respect to each Tenant, except as reflected
                  in the Rent Roll or in the Lease: (A) to Seller's Knowledge, such Tenant's Lease is in full force and


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                  effect and no uncured breach or default exists on the part of the landlord or Tenant thereunder; (B) Seller has received no written notice that such Tenant is asserting any claim of offset or other defense in respect of its or the landlord's obligations under its Lease; and (C) Seller is the owner of the entire lessor's interest in such Tenant's Lease and neither the landlord's interest in and to the Leases nor the rents payable thereunder have been assigned, pledged or encumbered in any manner by Seller, except to Seller's mortgage lender which assignments and encumbrances will be released at or prior to Closing.

                           (v) Except as disclosed on Exhibit G, none of the
                  Tangible Personal Property is held by Seller under a lease or installment sale contract, and Seller owns title to the Tangible Personal Property reflected on the inventory to be delivered to Purchaser herein, free and clear of any liens or claims, except liens to be released at Closing.

                           (vi) To Seller's Knowledge, except as disclosed on
                  Exhibit H, Seller has received no written notice of any action, suit, proceeding or claim presently pending in any court or before any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality or before any arbitration, tribunal or panel, affecting (A) the Property, or any portion thereof, (B) Seller's title, use, operation or ownership of the Property, or (C) Seller's ability to perform its obligations under this Agreement, nor, to Seller's Knowledge is any such action, suit, proceeding or claim threatened.

                           (vii) To Seller's Knowledge, there is no attachment,
                  execution, general assignment for the benefit of creditors, or voluntary or involuntary bankruptcy proceedings, or proceedings under any debtor relief laws, contemplated by or pending or threatened against Seller or the Property.

                           (viii) To Seller's Knowledge, Seller has received no
                  written notice of any condemnation, eminent domain or similar proceedings being instituted or threatened against the Property by any governmental authority having jurisdiction over the Property.

                           (ix) To Seller's Knowledge, except as disclosed on
                  Exhibit I, Seller has received no written notice from any governmental authority having jurisdiction over the Property that the Improvements and the current operation thereof violate any law, regulation, ordinance, rule, order or other requirement of any governmental authority having jurisdiction over the Property.

                           (x) To Seller's Knowledge, Seller has received no
                  written notice from any governmental authority having jurisdiction over the Property of any proposed new assessment against the Property.

                  When used herein, the phrase "to Seller's Knowledge" or derivations thereof shall mean the current actual knowledge of Brent Buck, after inquiry of Shawna Gross, the property manager, as to the specific representations set forth in this
                  Section 5.3, but without any obligation to make any other investigation or inquiry


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                  regarding the Property, and without obligation to make any investigation of the files, documents or studies in the possession of the property manager or other persons, and shall not include any knowledge which may be imputed to Seller or of any other person. Purchaser acknowledges that the individual named above is named solely for the purpose of defining and narrowing the scope of Seller's knowledge and not for the purpose of imposing any liability on or creating any duties running from such individual to Purchaser. Purchaser covenants that it will bring no action of any kind against such individual, related to or arising out of these representations and warranties.

                  (b) Seller's representations and warranties set forth in
         Section 5.4(a) shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of six (6) months (the "Survival Period"). No broker, agent or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller. Purchaser shall have the right to bring an action against Seller for the breach of a representation or warranty hereunder, but only on the following conditions: (1) Purchaser first learns of the breach after Closing and files such action within the Survival Period, and (2) Purchaser shall not have the right to bring a cause of action for a breach of a representation or warranty unless the damage to Purchaser on account of such breach (individually or when combined with damages from other breaches) equals or exceeds $25,000.00. Notwithstanding any other provision of this Agreement, any agreement contemplated by this Agreement, or any rights which Purchaser might otherwise have at law, equity, or by statute, whether based on contract or some other claim, any liability of Seller to Purchaser will be limited in the aggregate to $300,000.00. The general or limited partners, employees, agent or affiliates of Seller will not in any manner be personally or individually liable for the obligations of Seller hereunder or for any claims related to this Agreement, any agreement contemplated by this Agreement or the Property. Seller shall not have any liability after Closing for the breach of a representation or warranty hereunder of which Purchaser had knowledge as of Closing. The provisions of this Section 5.4(b) shall survive Closing.

                                       6.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER;
                             ACCEPTANCE OF PROPERTY

         6.1 Disclaimer. PURCHASER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED, AS DEFINED BELOW), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION



PURCHASE AND SALE AGREEMENT - Page 11
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

WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS (AS DEFINED BELOW) OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF OF PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. PURCHASER HEREBY AGREES TO INDEMNIFY, PROTECT, DEFEND, SAVE AND HOLD HARMLESS SELLER FROM AND AGAINST ANY AND ALL DEBTS, DUTIES, OBLIGATIONS, LIABILITIES, SUITS, CLAIMS, DEMANDS, CAUSES OF ACTION, DAMAGES, LOSSES, FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES AND COURT COSTS) IN ANY WAY RELATING TO, OR IN CONNECTION WITH OR ARISING OUT OF PURCHASER'S ACQUISITION,


PURCHASE AND SALE AGREEMENT - Page 12
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

OWNERSHIP, LEASING, USE, OPERATION, MAINTENANCE AND MANAGEMENT OF THE PROPERTY. THE PROVISIONS OF THIS SECTION 6 SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

         6.2 Hazardous Materials. "Hazardous Materials" shall mean any substance which is or contains (i) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA") or regulations promulgated under RCRA;
(iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

         6.3 Environmental Requirements. "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

                                       7.
                                     CLOSING

         7.1 Closing. The Closing shall be held at the offices of the Title Company on the Closing Date, unless the parties mutually agree in writing upon another place, time or date.

         7.2 Possession. Possession of the Property shall be delivered to Purchaser at the Closing, subject to the Permitted Encumbrances.

         7.3 Proration.

                  (a) Seller and Purchaser agree to adjust, as of 11:59 p.m. on the day immediately preceding the Closing Date, the following (collectively, the "Proration Items"): real estate and personal property taxes and assessments (subject to the terms of Section 7.3(d) below), utility bills (except as hereinafter provided), collected Rents (subject to the terms of Section 7.3(b) below) and Operating Expenses (subject to the


PURCHASE AND SALE AGREEMENT - Page 13
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

         terms of Section 7.3(c) below) payable by the owner of the Property. Seller will be charged and credited for the amount of all of the Proration Items relating to the period up to and including the Closing Date, and Purchaser will be charged and credited for all of the Proration Items relating to the period after the Closing Date. Such preliminary estimated Closing prorations shall be set forth on a preliminary closing statement to be prepared by the Title Company and submitted to Purchaser and Seller for Purchaser's and Seller's written approval prior to the Closing Date (the "Closing Statement"). The Closing Statement, once agreed upon, shall be signed by Purchaser and Seller and delivered to Title Company for purposes of making the proration adjustment at Closing. The proration shall be paid at Closing by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser) by increasing or reducing the cash to be delivered by Purchaser in payment of the Purchase Price at the Closing. If the actual amounts of the Proration Items are not known as of the Closing Date, the prorations will be made at Closing on the basis of the best evidence then available; such prorations shall be conclusive and binding on the parties without further adjustment. No prorations will be made in relation to insurance premiums, and Seller's insurance policies will not be assigned to Purchaser. Final readings and final billings for utilities will be made if possible as of the Closing Date, in which event no proration will be made at Closing with respect to utility bills. Seller will be entitled to all deposits presently in effect with the utility providers, and Purchaser will be obligated to make its own arrangements for deposits with the utility providers. "Rents" shall mean and include fixed monthly rentals, additional rentals, percentage rentals, escalation rentals (which include each Tenant's proportionate share of building operation and maintenance costs and expenses as provided for under the applicable Lease, to the extent the same exceeds any expense stop specified in such Lease), retroactive rentals, all administrative charges, utility charges, tenant or real property association dues, storage rentals, special event proceeds, temporary rents, telephone receipts, locker rentals, vending machine receipts and other sums and charges payable by Tenants under the Leases or from other occupants or users of the Property, but excluding amounts received for Operating Expenses. "Operating Expenses" shall mean operating expenses and common area maintenance charges, including utilities, insurance and other charges, under the Leases whether deemed additional rent or otherwise, but excluding Rents.

                  (b) Purchaser will receive a credit on the Closing Statement for the prorated amount (as of 11:59 p.m. of the day immediately preceding the Closing Date) of all Rents previously paid to or collected by Seller and attributable to any period following Closing. Rents are "Delinquent" when they were due prior to the Closing Date, and payment thereof has not been made on or before the Closing Date. Delinquent Rents will not be prorated. All sums collected by Purchaser from and after Closing from each Tenant will be applied first to current amounts owed by such Tenant to Purchaser and then to Delinquent Rents owed by such Tenant to Seller. Any sums due Seller will be promptly remitted to Seller. Purchaser shall not have an exclusive right to collect any sums due Seller from Tenants under the Leases, and Seller hereby retains the right to pursue any Tenant under the Leases for any sums due such Seller for periods attributable to Seller's ownership of the Property. The provisions of this Section 7.3(b) will survive the Closing for one year.


PURCHASE AND SALE AGREEMENT - Page 14
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

                  (c) All Additional Rents (as defined below) which have been received in respect to the month in which the Closing Date occurs (the "Current Month") shall be prorated as of the Closing Date. Such Additional Rents for the Current Month which have been received as of the Closing Date shall be prorated on a per diem basis based upon the number of days in the Current Month prior to, but not including, the Closing Date (which shall be allocated to Seller) and the number of days in the Current Month from and after the Closing Date (which shall be allocated to Purchaser). In addition, Seller shall be credited on the Closing Date with its share of Rents and other Tenant charges and Additional Rents for the Current Month and for all periods prior to the Current Month which have not been received as of the Closing Date. Purchaser shall be solely responsible, after the Closing Date, for collecting unpaid Additional Rents. Additional Rents for calendar year 2001 are paid on an estimated basis in monthly installments. At least five (5) business days prior to the Closing Date, Seller shall cause to be prepared and delivered to Purchaser a reconciliation ("Additional Rents Reconciliation") of (1) actual operating and similar expense of the Property upon which Additional Rents are based ("Additional Rent Expenses") for the period commencing on January 1, 2001 and ending on the last day of the Current Month ("Additional Rents Reconciliation Period"), it being understood that certain Additional Rents Expenses for the Additional Rents Reconciliation Period, if not based on actual amounts (such as certain operating expenses for the Current Month), may be reasonably estimated by Seller; and (2) Additional Rents collected by Seller for that portion of the Additional Rents Reconciliation Period prior to the Current Month and Additional Rents payable for the Current Month. Any amount shown to be owed by Seller to the Tenants under the Additional Rents Reconciliation shall be credited to Purchaser at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Additional Rents Reconciliation shall be credited to Seller at the Closing. For purposes of this Section 7.3(c), "Additional Rents" shall mean any and all amounts due from Tenants for Operating Expenses and any other Tenant charges other than Rents.

                  (d) All ad valorem real estate and personal property taxes with respect to the Property (to the extent not prorated in Section 7.3(a) above) shall be prorated as of 11:59 p.m. of the day immediately preceding the Closing Date on a cash basis for the calendar year in which the Closing occurs, regardless of the year for which such taxes are assessed.

                  (e) Purchaser shall receive a credit against Purchase Price at Closing for all security deposits for which landlord has liability to Tenants under the Leases on the Closing Date and for all Rents made in advance (to the extent not prorated as set forth in Section 7.3(b) above).

         7.4 Closing Costs. Except as otherwise expressly provided herein, Seller shall pay, on the Closing Date, the title insurance premium for the Owner's Policy, the cost of the Survey, one-half (1/2) of any escrow fees and other customary charges of the Title Company, and Purchaser shall pay, on the Closing Date, all recording costs, one-half (1/2) of any escrow fees and other customary charges of the Title Company. Except as otherwise provided herein, each party shall pay its own attorneys' fees.

         7.5 Seller's Obligations at the Closing. At the Closing, Seller shall deliver to Purchaser, at Seller's sole cost and expense, the following:


PURCHASE AND SALE AGREEMENT - Page 15
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

                  (a) Title Policy. The Owner's Policy. Purchaser, at Seller's sole expense, may elect to cause the Title Company to amend the survey exception to read "any shortages in area."

                  (b) Evidence of Authority. Such organizational and authorizing documents of Seller as shall be reasonably required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

                  (c) Foreign Person. An affidavit of Seller in the form of Exhibit E certifying that Seller is not a "foreign person," as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended.

                  (d) Leases. The originals of all of the Leases.

                  (e) Contracts. The originals of all of the Contracts, if any, in Seller's possession.

                  (f) Subject to Section 9.1(d), Tenant estoppel certificates (the "Tenant Estoppel Certificates") substantially in the form of Exhibit D (or if a Tenant's Lease specifies or contemplates another form of tenant estoppel certificate, then such other specified or contemplated form) and subordination, non-disturbance and attornment agreements ("SNDA's") in form required by Purchaser's lender executed by Tenants representing at least eighty percent (80%) of the rentable square feet of space in the Improvements.

         7.6 Purchaser's Obligations at the Closing. At the Closing, Purchaser shall deliver to Seller the following:

                  (a) Purchase Price. The Purchase Price by wire transfer of immediately available funds.

                  (b) Evidence of Authority. If Purchaser is not an individual person, such organizational and authorizing documents of Purchaser as shall be reasonably required by Seller and/or the Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

         7.7 Documents to be Executed by Seller and Purchaser. At the Closing, Seller and Purchaser shall also execute and deliver the following:

                  (a) Deed. Special Warranty Deed (the "Deed"), prepared at Seller's sole expense, conveying the Land and the Improvements to Purchaser subject to no exceptions other than the Permitted Encumbrances, in the form attached to this Agreement as Exhibit B.

                  (b) Tenant Notices. Signed statements or notices to all tenants of the Property notifying such tenants that the Property has been transferred to Purchaser and that Purchaser is responsible for security deposits (specifying the amounts of such deposits).


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

                  (c) Bill of Sale, Assignment and Assumption of Personal Property, Warranties and Leases. The Bill of Sale (herein so called) in the form attached to this Agreement as Exhibit C.

         7.8 Purchaser's Assumption of Obligations. As additional consideration for the purchase and sale of the Property, Purchaser covenants and agrees that from and after Closing it will: (i) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates
(A) pursuant to the Leases, including without limitation, those relating to any security deposits, to the extent arising on or after the Closing Date and (B) pursuant to the Leases regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (ii) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller of any of its affiliates resulting from, arising out of, or in any way related to any licenses and permits and arising on or after the Closing Date. Purchaser hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Seller and arising out of the failure of Purchaser to perform its obligations pursuant to this Section 7.8. The provisions of this
Section 7.8 shall survive the Closing without limitation.

                                       8.
                                  RISK OF LOSS

         8.1 Condemnation. If, prior to the Closing, action is initiated to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

         8.2 Casualty. Except as provided in Sections 5.2 and 6.1 of this Agreement, Seller assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Property, or any part thereof, suffers any damage in excess of the Casualty Amount prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to repair, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Property and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing. If the Property, or any part thereof, suffers any damage less than the Casualty Amount prior to the Closing, Purchaser agrees that it will consummate the Closing and accept the assignment of the proceeds of any insurance covering such damage plus an amount equal to Seller's deductible under its insurance policy and there shall be no reduction in the Purchase Price.


PURCHASE AND SALE AGREEMENT - Page 17
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

                                       9.
                                     DEFAULT

         9.1 Breach by Seller. Except as Purchaser's remedies may otherwise be expressly limited by the terms of this Agreement (including, without limitation, the terms of Section 5.4):

                  (a) In the event that Seller shall default in any of its obligations hereunder to be performed prior to Closing, for any reason other than Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, as its sole and exclusive remedy, may terminate this Agreement, receive a refund of the Earnest Money and, subject to the provisions of Section 9.1(c) below, pursue Seller for actual damages incurred by Purchaser as a result of such default.

                  (b) If Purchaser discovers prior to Closing that any representation or warranty made by Seller in days to investigate the pertinent facts, and Seller shall exercise reasonable, good faith efforts to remedy or cure such breach. In the event that such breach has not been cured or remedied to Purchaser's satisfaction prior to Closing, as the same may be extended, the sole and exclusive remedy of Purchaser shall be to either waive the breach and proceed to Closing or terminate this Agreement by written notice to Seller. Upon a termination of this Agreement under this Section 9.1(b), the Earnest Money shall be returned to Purchaser, and neither party shall have any further obligations hereunder except for Surviving Obligations.

                  (c) Notwithstanding the foregoing, in no event shall the aggregate amount of actual damages which Purchaser may be entitled to recover against Seller pursuant to Sections 9.1(a) above exceed $50,000.00 and in no event shall Seller be liable to Purchaser for any punitive, speculative or consequential damages or to the remedy of specific performance.

                  (d) If Seller is unable to deliver all requisite Tenant Estoppel Certificates and SNDA's, then Purchaser's sole and exclusive remedy and recourse shall be either to waive the requirement for the missing Tenant Estoppel Certificates and SNDA's and proceed to Closing without reduction in the Purchase Price or to terminate this Agreement by immediate written notification to Seller, in which event the Earnest Money shall be returned to Purchaser, and neither party shall have any further obligations hereunder except for Surviving Obligations.

         9.2 Breach by Purchaser.

                  (a) If Purchaser fails to comply with Section 7 of this Agreement, Seller may terminate this Agreement and thereupon shall be entitled to the Earnest Money as liquidated damages (and not as a penalty) and as Seller's sole remedy and relief hereunder (except for the Surviving Obligations). Seller and Purchaser have made this provision for liquidated damages because it would be difficult to calculate, on the date hereof, the amount of actual damages for such breach, and Seller and Purchaser agree that these sums represent reasonable compensation to Seller for such breach.




PURCHASE AND SALE AGREEMENT - Page 18
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

                  (b) In the event of any default by Purchaser under this Agreement, other than Purchaser's failure to comply with Section 7 of this Agreement, Seller shall have any and all rights and remedies available at law or in equity by reason of such default.

             The provisions of this Section 9.2 shall not limit or affect any of Purchaser's indemnities as provided in other Sections of this Agreement.

                                      10.
                                  MISCELLANEOUS

         10.1 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address specified in Section 1.1 above, as evidenced by written receipt therefore, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified in Section 1.1 above; (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified in Section 1.1 above; or (d) on the date sent by facsimile to the fax number specified in Section 1.1 above to the attention of the appropriate person, with a copy of the receipt being forwarded by overnight delivery service as herein provided. A party may change its address for notice by written notice to all other parties as herein provided.

         10.2 Real Estate Commissions. Seller shall pay to the Agent upon the Closing of the transaction contemplated hereby, and not otherwise, a cash commission in the amount agreed on in a separate listing agreement between Seller and Agent. Said commission shall in no event be payable unless and until the transaction contemplated hereby is closed in accordance with the terms of this Agreement; if such transaction is not closed for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement pursuant to the terms hereof, then such commission will be deemed not to have been earned and shall not be due or payable. Except as set forth above with respect to Agent, neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby, other than Barton Simpson. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section 10.2 shall survive the Closing or any earlier termination of this Agreement.

         10.3 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between




PURCHASE AND SALE AGREEMENT - Page 19
[Castle Oaks Village]
the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

         10.4 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

         10.5 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

         10.6 Time of Essence. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States, the State of Texas or the State, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

         10.7 Governing Law. This Agreement shall be governed by the laws of the State and the laws of the United States pertaining to transactions in the State.

         10.8 Successors and Assigns; Assignment. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Except as hereinafter provided, Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller, which consent may be withheld absolutely. Without Seller's consent, Purchaser may assign this Agreement to a corporation, partnership or limited liability company organized by Purchaser and in which Purchaser, or another entity controlled by him, owns the majority voting equity interest or to National Exchange Services, Inc. or other qualified intermediary pursuant to
Section 10.15. Any subsequent assignment may be made only with the prior written consent of Seller. No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities under this Agreement. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void.

         10.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.10 Attorneys' Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees incurred in such suit.

         10.11 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.



PURCHASE AND SALE AGREEMENT - Page 20
[Castle Oaks Village]

         10.12 Exhibits. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

         Exhibit A, the legal description of the Land

         Exhibit B, the form of the Deed

         Exhibit C, the form of the Bill of Sale, Assignment and Assumption of Personal Property, Warranties and Leases

         Exhibit D, the form of the Estoppel Certificate

         Exhibit E, the form of the Non-Foreign Affidavit

         Exhibit F, Left Blank Intentionally

         Exhibit G, Tangible Personal Property Leases or Installment Sales Contracts

         Exhibit H, Pending Actions

         Exhibit I, Governmental Violations

         10.13 No Recordation. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded of public record. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located.

         10.14 Merger Provision. Except as otherwise expressly provided herein, any and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall merge with the Deed and other instruments executed at Closing, shall terminate at Closing and shall not survive Closing.

         10.15 Tax Deferred Exchange. Purchaser may effect the purchase of the Property as part of an Internal Revenue Code tax deferred exchange, and Seller shall assist and cooperate with Purchaser in effecting such exchange, at no cost, expense or liability to Seller.


                             REMAINDER OF THIS PAGE
                            LEFT BLANK INTENTIONALLY


PURCHASE AND SALE AGREEMENT - Page 21
[Castle Oaks Village]

PURCHASER:
                                       -----------------------------------------
                                       JAMES F. COTTER
Date of Execution
by Purchaser:

---------------------------

SELLER:                                MURRAY INCOME PROPERTIES I, LTD.,
                                       a Texas limited partnership
Date of Execution
by Seller:                             By: Murray Realty Investors VIII, Inc., a
                                           Texas corporation
---------------------------                General Partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


The undersigned Title Company hereby acknowledges receipt of the Earnest Money and a copy of this Agreement, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Agreement.


Date of Execution by                       SERVICE TITLE COMPANY
Title Company:

---------------------------



                                           By:
                                              ---------------------------------


                                                -------------------------------,
                                                Authorized Officer




SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT
[Castle Oaks Village]

                                    EXHIBIT A
                         TO PURCHASE AND SALE AGREEMENT

                            LEGAL DESCRIPTION OF LAND




                                                                       EXHIBIT A
                                                       LEGAL DESCRIPTION OF LAND
                                                                          PAGE 1

                                    EXHIBIT B
                         TO PURCHASE AND SALE AGREEMENT

                              SPECIAL WARRANTY DEED


STATE OF ___________ )
                     )
COUNTY OF _________  )


             _____________________________________, a __________________________
____________________________ doing business in ___________________ as
______________________________________ ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has Granted, Sold, and Conveyed, and by these presents does Grant, Sell, and Convey, unto __________________________, a ________________________, ("Grantee") having an address of ____________________________________________________________, (i)
all that real property situated in the County of ____________, State of ______________, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, and (ii) together with all improvements now or hereafter situated thereon, and the lessor's or landlord's interest in all space leases or occupancy agreements covering all or any portion of such real property and the improvements situated thereon (collectively, the "Property").

             This Deed is made and accepted expressly subject to the matters set forth in Exhibit B attached hereto and made a part hereof for all purposes.

             TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns to warrant and forever defend all and singular the Property to Grantee, its successors and assigns against every person lawfully claiming or to claim all or any part of the Property, by, through, or under Grantor, but not otherwise.

             GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE WARRANTY OF TITLE AS SET OUT IN THIS DEED), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E)



                                                                       EXHIBIT B
                                                           SPECIAL WARRANTY DEED
                                                                        PAGE B-1

THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.


             IN WITNESS WHEREOF, Grantor has executed this Deed ________, 2000, to be effective as of this ______ day of ______________, 2000.


GRANTOR:                                                                       ,
                                                ------------------------------
                                                a
                                                 -------------------------------


                                                By:
                                                   ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ---------------------

                                                                       EXHIBIT B
                                                           SPECIAL WARRANTY DEED
                                                                        PAGE B-2

GRANTEE:                                                                       ,
                                                -------------------------------
                                                a
                                                 ------------------------------


                                                By:
                                                   ----------------------------
                                                            ,
                                                             ------------------


STATE OF ___________ )
                     )
COUNTY OF _________  )


             This instrument was acknowledged before me this _____ day of ____________, 2000, by _____________________, _____________________ of
_____________________________, a ____________________, on behalf of said
____________.


(SEAL)
                                            ------------------------------------
                                            Notary Public in and for
                                            the State of
                                                        ------------------------

                                            ------------------------------------
                                            Print name of notary

                                            My Commission Expires:
                                                                  --------------



STATE OF ___________  )
                      )
COUNTY OF _________   )

             This instrument was acknowledged before me this _____ day of ______________, 2000, by _______________________, _______________ of
_________________________, a _________________________, on behalf of said
___________________.


(SEAL)
                                             ----------------------------------
                                             Notary Public in and for
                                             the State of
                                                         ----------------------

                                             ----------------------------------
                                             Print name of notary


                                             My Commission Expires:
                                                                   ------------

                                                                       EXHIBIT B
                                                           SPECIAL WARRANTY DEED
                                                                        PAGE B-3

                                    EXHIBIT C
                         TO PURCHASE AND SALE AGREEMENT

                     BILL OF SALE, ASSIGNMENT AND ASSUMPTION
                   OF PERSONAL PROPERTY, WARRANTIES AND LEASES


STATE OF ___________  )
                      )
COUNTY OF _________   )

         _________________________________, a _____________________ ("Grantor"),
for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by ______________, a ___________("Grantee"), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "Project") situated on the land in the County of _________________, State of ___________, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the "Land," which together with the Project is sometimes hereinafter called the "Property"):

         (a) All appliances, fixtures, equipment, machinery, building materials, furniture, furnishings, carpet, drapes and other personal property owned by Grantor, (the "Tangible Personal Property"), and located on, attached to, or used in connection with the operation and maintenance of the Property;

         (b) Any leases for space in the Project (the "Leases"), together with security and other deposits owned or held by Grantor pursuant to the Leases, which Leases and security deposits are described on Exhibit B attached hereto;

         (c) Any assignable intangible property (the "Intangible Property") owned by Grantor and pertaining to the Project or the Tangible Personal Property, including, without limitation, transferable utility contracts, transferable telephone exchange numbers, plans and specifications and engineering plans and studies; and

         (d) Any assignable warranties and guaranties relating to the Property or any portion thereof (collectively, the "Warranties").



                                                                       EXHIBIT C
                                            BILL OF SALE, ASSIGNMENT OF PERSONAL
                                                 PROPERTY, WARRANTIES AND LEASES
                                                                        PAGE C-1

         Grantor and Grantee hereby covenant and agree as follows:

                  (i) Grantee accepts the aforesaid assignment and Grantee assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with each and every one of the agreements, duties, obligations, covenants and undertakings (A) upon the lessor's part to be kept and performed under the Leases, including, without limitation, those relating to any security deposits, to the extent arising on or after the date hereof, and (B) all of lessor's obligations under the Leases relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the date hereof.

                  (ii) Grantee hereby indemnifies and agrees to hold harmless Grantor from and against any and all liabilities, claims, demands, obligations, assessments, losses, costs, damages, and expenses of any nature whatsoever (including, without limited the generality of the foregoing, reasonable attorneys' fees and court costs) which Grantor may incur, sustain, or suffer, or which may be asserted or assessed against Grantor on or after the date hereof, arising out of, pertaining to or in any way connected with the obligations, duties, and liabilities under the Leases, or any of them.

                  (iii) The burden of the indemnity made in paragraph (ii) hereof shall not be assigned. Except as aforesaid, this Agreement shall bind and inure to the benefit of the parties and their respective successors, legal representatives and assigns.

                  (iv) Neither this Agreement nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.

         GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE WARRANTY OF TITLE AS SET OUT IN THIS DEED), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT


                                                                       EXHIBIT C
                                            BILL OF SALE, ASSIGNMENT OF PERSONAL
                                                 PROPERTY, WARRANTIES AND LEASES
                                                                        PAGE C-2

MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

             This Bill of Sale, Assignment of Personal Property, Warranties and Leases may be executed in two or more identical counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, Grantor and Grantee have executed this Bill of Sale, Assignment of Personal Property, Warranties and Leases on _____________, 2000 to be effective as of the _____ day of __________________, 2000.


GRANTOR:                                                                       ,
                                            -----------------------------------
                                            a
                                             ----------------------------------



                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                                       EXHIBIT C
                                            BILL OF SALE, ASSIGNMENT OF PERSONAL
                                                 PROPERTY, WARRANTIES AND LEASES
                                                                        PAGE C-3

GRANTEE:                                                                       ,
                                            -----------------------------------
                                            a
                                             ----------------------------------



                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

[Acknowledgment]


[Acknowledgment]


                                                                       EXHIBIT C
                                            BILL OF SALE, ASSIGNMENT OF PERSONAL
                                                 PROPERTY, WARRANTIES AND LEASES
                                                                        PAGE C-4

                                    EXHIBIT D
                         TO PURCHASE AND SALE AGREEMENT

                              ESTOPPEL CERTIFICATE

         The undersigned _____________________________________________
("Tenant"), hereby certifies that:

         (a) A lease ("Lease"), dated the _______ of ________________, 2000, as amend by instrument dated _________________, 2000 [if applicable], was entered into by the undersigned, as Tenant, and _____________________________________,
as landlord ("Landlord"), covering certain space (Suite ___), ("Premises") in _________________________ located at _______________________, _____________,
______________("Project").

         (b) The Lease is valid and in full force and effect on the date hereof. The termination date of the present term of the Lease, excluding renewals, is
________________________________.

         (c) There are no agreements between Landlord and Tenant with respect to the Premises other than as contained in the Lease.

         (d) The amount of security deposit (and any other deposits) is $_____________, and the amount of prepaid rental (other than the security deposit) is $_____________________.

         (e) Tenant has paid rent through __________________________.

         (f) There are no uncured defaults on the part of the Tenant or on the part of Landlord under the Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, will constitute a default under the Lease.

         (g) The address for notices to be sent to Tenant is as set forth in the Lease.

         (h) This Estoppel Certificate may be relied on by any prospective purchaser of the Project.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Estoppel Certificate on the ____ day of ______________________, 2000.


                                   TENANT:
                                          -------------------------------------
                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                                                       EXHIBIT D
                                                            ESTOPPEL CERTIFICATE
                                                                        PAGE D-1

                                    EXHIBIT E
                         TO PURCHASE AND SALE AGREEMENT

                              NON-FOREIGN AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee (Buyer) of a U.S. real property interest must withhold tax if the transferor (Seller) is a foreign person. To inform the transferee (Buyer) that withholding tax is not required upon the disposition of a U.S. real property interest by ________________________________________________, ("Transferor"), the
undersigned hereby certifies the following:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate, or foreign person (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

         2. The U.S. tax identification number of Transferor is _______________.

         3. Transferor's address is ___________________________________,
___________________, _________________________. The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee (Buyer) and that any false statement contained herein could be punished by fine, imprisonment, or both.

         4. Under the penalties of perjury the undersigned declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has authority to sign this document.

         EXECUTED this ____ day of ___________________, 2000.




THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

         This instrument was acknowledged before me on ______________________, 2000, by ______________________________.


                                              ----------------------------------
                                              Notary Public in and for
[SEAL]                                        the State of T E X A S
                                              Printed Name:
                                                           ---------------------
My commission expires:
                      ------------------



                                                                       EXHIBIT E
                                                           NON-FOREIGN AFFIDAVIT
                                                                        PAGE E-1

                                    EXHIBIT F
                         TO PURCHASE AND SALE AGREEMENT

                            LEFT BLANK INTENTIONALLY



                                                                       EXHIBIT F
                                       ASSIGNMENT OF PURCHASE AND SALE AGREEMENT
                                                                        PAGE F-1

                                    EXHIBIT G
                         TO PURCHASE AND SALE AGREEMENT

                        TANGIBLE PERSONAL PROPERTY LEASES
                         OR INSTALLMENT SALES CONTRACTS


                                      None.


                                                                       EXHIBIT G
                TANGIBLE PERSONAL PROPERTY LEASES OR INSTALLMENT SALES CONTRACTS
                                                                        PAGE G-1

                                    EXHIBIT H
                         TO PURCHASE AND SALE AGREEMENT

                                 PENDING ACTIONS


                                      None.



                                                                       EXHIBIT H
                                                                 PENDING ACTIONS
                                                                        PAGE H-1

                                    EXHIBIT I
                         TO PURCHASE AND SALE AGREEMENT

                             GOVERNMENTAL VIOLATIONS


                                      None.


                                                                       EXHIBIT I
                                                         GOVERNMENTAL VIOLATIONS
                                                                        PAGE I-1